UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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Spine Injury Solutions, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SPINE INJURY SOLUTIONS, INC.

5151 Mitchelldale Street, Suite A2

Houston, Texas 77092

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JANUARY 19, 2021

We hereby give notice that the Annual Meeting of Stockholders of Spine Injury Solutions, Inc. (“we” or “us”) will be held on January 19, 2021, at 10:00 a.m. Central Time, at 5151 Mitchelldale Street, Suite A2, Houston, Texas 77092, for the following purposes:

(1)	To elect four directors;

(2)	To ratify the selection of Ham, Langston & Brezina, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020;

(3)	To approve the filing of an amendment to our certificate of incorporation to increase the number of authorized shares of common stock from 50,000,000 to 250,000,000;

(4)	To approve the filing of an amendment to our certificate of incorporation to increase the number of authorized shares of preferred stock from none to 10,000,000;

(5)

To authorize our board of directors, without further stockholder approval, to effect a reverse stock split of all our outstanding common stock, by the filing of a certificate of amendment to our certificate of incorporation with the Secretary of State of Delaware, in a ratio of between one-for-two and one-for-1,000, with our board of directors having the discretion as to whether or not the reverse split is to be effected, and with the exact exchange ratio of any reverse split to be set at a whole number within the above range as determined by the board of directors in its sole discretion, at any time before the earlier of (a) January 19, 2022; and (b) the date of our next annual meeting of stockholders;

(6)	To approve a non-binding advisory resolution on executive compensation;

(7)	To transact such other business as may properly come before the meeting.

Under Delaware law, only stockholders of record on the record date, which is December 2, 2020, are entitled to notice of and to vote at the Annual Meeting or any adjournment. It is important that your shares of common stock be represented at this meeting so that the presence of a quorum is assured.

Due to the public health impact of the novel coronavirus disease (“COVID-19”) outbreak and governmental restrictions limiting the number of people who may gather together, and to support the health and well-being of our stockholders, employees and communities, attendees will be required to wear a self-provided mask or cloth face covering while on the meeting premises, and required to practice social distancing. Any person in attendance who exhibits cold or flu-like symptoms or who has been exposed to COVID-19 may be asked to leave the premises for the protection of the other attendees. We reserve the right to take any additional precautionary measures deemed appropriate in relation to the meeting and access to the meeting premises. As a result of the public health and travel risks and concerns due to COVID-19, we may announce alternative arrangements for the meeting, which may include switching to a virtual meeting format, or changing the time, date or location of the Annual Meeting. If we take this step, we will announce any changes in advance in a press release available on our website (spineinjurysolutions.com) and filed with the Securities Exchange Commission as additional proxy materials, and as otherwise required by applicable state law.

Your vote is important. Even if you plan to attend the meeting in person, please date and execute the enclosed proxy and return it promptly in the enclosed postage-paid envelope as soon as possible. If you attend the meeting, you may revoke your proxy and vote your shares in person.

By Order of the Board of Directors,

December 15, 2020	William F. Donovan, M.D.
Chief Executive Officer and Chairman of the Board

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held January 19, 2021.

The proxy statement, form of proxy card and annual report are available at: www.spineinjurysolutions.com

SPINE INJURY SOLUTIONS, INC.

5151 Mitchelldale Street, Suite A2

Houston, Texas 77092

PROXY STATEMENT

INFORMATION CONCERNING THE ANNUAL MEETING

Mailing and Solicitation. Proxies are being solicited on behalf of the Board of Directors of Spine Injury Solutions, Inc. This proxy statement and accompanying form of proxy card will be sent on or about December 15, 2020 to stockholders entitled to vote at the Annual Meeting. The cost of the solicitation of proxies will be paid by us. The solicitation is to be made primarily by mail but may be supplemented by telephone calls and personal solicitation by our officers and other employees.

Annual Report on Form 10-K. A copy of our annual report on Form 10-K for the year ended December 31, 2019, as filed with the Securities and Exchange Commission, has been mailed with this proxy statement to all stockholders entitled to vote at the Annual Meeting.

Proxies. Whether or not you plan to attend the Annual Meeting, we request that you date and execute the enclosed proxy card and return it in the postage-paid return envelope. If your shares are held in “street name” through a brokerage, bank or other institution, telephone and internet instructions are also provided on the proxy card you receive. The availability of telephone and internet proxy will depend on the nominee’s proxy processes. A control number, located on the proxy card, is designed to verify your identity, allow you to vote your shares, and confirm that your voting instructions have been properly recorded.

Under the rules of the New York Stock Exchange (“NYSE”), brokers who hold shares in “street name” for customers are precluded from exercising voting discretion with respect to the approval of non-routine matters (so called “broker non-votes”) where the beneficial owner has not given voting instructions. A broker is not entitled to vote the shares unless the beneficial owner has given instructions with respect to the election of directors (Proposal 1) and the amendment to our certificate of incorporation to authorize preferred stock (Proposal 4). With respect to the ratification of the selection of Ham, Langston & Brezina, LLP as our independent registered public accounting firm (Proposal 2), the amendment to our certificate of incorporation to increase our authorize common stock (Proposal 3), the authorization of our board of directors to effect a reverse stock split of all our outstanding common stock at its discretion (Proposal 5), and the vote to approve a non-binding resolution on executive compensation (Proposal 6), a broker will have discretionary authority to vote the shares of common stock if the beneficial owner has not given instructions.

Revocation of Proxies. The proxy may be revoked by the stockholder at any time before a vote is taken by notifying our President in writing at the address of Spine Injury Solutions, Inc. given above; by executing a new proxy bearing a later date or by submitting a new proxy by telephone or internet; or by attending the Annual Meeting and voting in person.

Voting in Accordance with Instructions. The shares represented by your properly completed proxy will be voted in accordance with your instructions marked on it. If you properly sign, date, and deliver to us your proxy but you mark no instructions on it, the shares represented by your proxy will be voted for the election of the director nominees as proposed (Proposal 1), for the ratification of Ham, Langston & Brezina, LLP as our independent registered public accounting firm for the year ending December 31, 2020 (Proposal 2), for the amendment to our certificate of incorporation to increase our authorize common stock (Proposal 3), for the amendment to our certificate of incorporation to authorize preferred stock (Proposal 4), for the authorization of our board of directors to effect a reverse stock split of all our outstanding common stock at its discretion (Proposal 5) and for the vote to approve a non-binding resolution on executive compensation (Proposal 6). The board of directors is not aware of any other matters to be presented for action at the Annual Meeting, but if other matters are properly brought before the Annual Meeting, shares represented by properly completed proxies received by mail will be voted in accordance with the judgment of the persons named as proxies.

Quorum. The presence in person or by proxy of a majority of the shares of common stock outstanding on the record date constitutes a quorum for purposes of voting on a particular matter and conducting business at the meeting.

Required Vote. A plurality of the common stock present in person or represented by proxy at the Annual Meeting will elect as directors the nominees proposed (Proposal 1). The ratification of Ham, Langston & Brezina, LLP as our independent registered public accounting firm for the current fiscal year (Proposal 2) and the vote to approve a non-binding resolution on executive compensation (Proposal 6) requires the affirmative vote of a majority of the votes cast by the common stock present in person or represented by proxy. The amendment to our certificate of incorporation to increase our authorize common stock (Proposal 3), the amendment to our certificate of incorporation to authorize preferred stock (Proposal 4), and the authorization of our board of directors to effect a reverse stock split of all our outstanding common stock at its discretion (Proposal 5) requires the affirmative vote of a majority of our outstanding common stock entitled to vote. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum. Abstentions and broker non-votes will not be counted as having voted either for or against a proposal.

Record Date. The close of business on December 2, 2020 has been fixed as the record date of the Annual Meeting, and only stockholders of record at that time will be entitled to vote. As of December 2, 2020, there were 20,240,882 shares of common stock issued and outstanding and entitled to vote at the Annual Meeting. Each stockholder is entitled to one vote for each share of common stock held.

No Dissenters’ Rights. Under the Delaware General Corporation Law, stockholders are not entitled to dissenters’ rights with respect to the matters to be voted on at the Annual Meeting.

PROPOSAL 1 - ELECTION OF DIRECTORS

General Information

Under our bylaws, the board of directors consists of at least one director and may consist of such number of directors as may be fixed from time to time by action of the stockholders or of the board of directors. Directors are elected to hold office until the next Annual Meeting of Stockholders and until their successors are elected and qualified or until their earlier resignation or removal. Presently, the board of directors consists of four members. Our Nominating Committee recommended to the board of directors the nomination of four nominees, and our board of directors approved and recommends to stockholders the election of these four nominees to serve on the Board. These nominees are William F. Donovan, M.D., John Bergeron, Jerry Bratton and Peter L. Dalrymple. All four of the nominees presently serve as members of our board of directors. There are no family relationships among any of our directors, director nominees or executive officers.

The persons named in the enclosed Proxy (“Proxy”) have each been selected by the board of directors to serve as proxy and will vote the shares represented by valid proxies at the Annual Meeting and adjournments thereof. Unless otherwise instructed or unless authority to vote is withheld, the enclosed Proxy will be voted for the election of the nominees listed below. Each duly elected director will hold office until his successor shall have been elected and qualified. Although our board of directors does not contemplate that any of the nominees will be unable to serve, if such a situation arises prior to the Annual Meeting, the person named in the enclosed Proxy will vote for the election of such other person(s) as may be nominated by the board of directors.

Information Regarding Nominees

The names of the nominees for election to the Board, their principal occupations and certain other information follow:

William F. Donovan, M.D. – age 78 – Dr. Donovan has served as our Chief Executive Officer since January 2009 and as our President since May 2010. He has served as one of our directors since April 2008. He is a Board Certified Orthopedic Surgeon, and has been involved with venture funding and management for over 25 years. He was the co-founder of DRCA (later known as I.O.I) and became Chairman of this company that went from the pink sheets, to NASDAQ and then to the AMEX before being acquired by a subsidiary of the Bass Family. He was a founder of “I Need A Doc,” later changed to IP2M that was acquired by Dialog Group, a publicly traded company. He was the Chairman of House of Brussels, an international chocolate company and president of ChocoMed, a specialized confectionery company combining Nutraceuticals with chocolate bars. Dr. Donovan has been practicing as a physician in Houston, Texas since 1975. Throughout his career as a physician, he has been involved in projects with both public and private enterprises. He received his Orthopedic training at Northwestern University in Chicago. He was a Major in the USAF for 2 years at Wright Patterson Air Force base in Dayton, Ohio. He established Northshore Orthopedics, Assoc. in 1975 and continues in active practice in Houston, specializing in Orthopedic Surgery.

John Bergeron, CPA – age 63 – Mr. Bergeron has served as our Chief Financial Officer since October 2011 and as one of our directors since July 2010. From May 2008 through September 2014, he served as President of Jolpeg Inc., a private firm that consults on financial matters in service industries. From May 2002 until May 2008, Mr. Bergeron served as Divisional Controller of Able Manufacturing, a division of NCI Group, Inc, where his responsibilities included financial reporting, budgeting and Sarbanes-Oxley Act compliance. Prior to that, Mr. Bergeron worked as controller of different internet companies and as an accounting manager for several other private firms. He has also worked as an auditor for Arthur Andersen. Mr. Bergeron has more than thirty years’ experience in financial management and corporate development of manufacturing and service industry companies. He has extensive experience in financial reporting of public companies, risk management, business process re-engineering, structuring and implementing accounting procedures and internal control programs for Sarbanes-Oxley Act compliance. Mr. Bergeron is a Certified Public Accountant. He received a Bachelor of Business Administration in Accounting from Lamar University in 1979. He is also currently the President of the Montgomery County MUD #83.

Jerry Bratton, J.D., MBA – age 68 – Mr. Bratton has served as one of our directors since July 2010. He has served as President of Bratton Steel, L.P. since 2006 and previously with Bratton Steel, Inc. (its predecessor) since 1991. Bratton Steel is a structural steel fabricating company. As President, Mr. Bratton has grown the company from a startup to a company that employs up to approximately 75 employees. He has significant experience in overseeing sales, estimating, project management and contracting. Mr. Bratton served as President of the Texas Structure Steel Institute from 2007 to 2008. He is also a member of the American Institute of Steel Construction. Mr. Bratton has business and investment background in medical software, personal medical information records storage, RFID security products and energy ventures. Mr. Bratton is a licensed attorney in the State of Texas and previously served as an assistant general counsel in the construction industry. Mr. Bratton earned Juris Doctorate and Master of Business Administration degrees from Texas Tech University in 1977.

Peter L. Dalrymple – age 77 – Mr. Dalrymple joined our board of directors in August 2014.  Since July 2012, he has served as General Partner of LPD Investments Ltd. and Manager of DLD Oil & Gas LLC.  Prior to that, he was one of the co-founders and owners of the Royal Purple Synthetic Lubricants Company, which at the time of its sale in 2012, was one of the largest synthetic lubricants companies in North America. While with Royal Purple, he was in charge of Sales and Marketing. After the company was sold to Calumet Specialty Products Partner, a New York Stock Exchange company, in July of 2012, Mr. Dalrymple became a very active investor in several companies.  He is also a trustee of Norwich University, from which he holds a Bachelor of Science Degree in Engineering Management. He previously served as a Lieutenant with the United States Army Corp. of Engineers.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION

OF THE NOMINEES LISTED ABOVE.

Information Regarding Executive Officers

Executive officers are appointed to serve at the discretion of the Board. Our current executive officers are as follows:

Name	Age	Position(s) and Office(s)
William F. Donovan, M.D.	78	Chief Executive Officer, President and Director (Chairman)
John Bergeron	63	Chief Financial Officer and Director

See “Information Regarding Nominees” above for biographical information of executive officers.

CORPORATE GOVERNANCE MATTERS

Meetings of the Board

All directors are expected to make every effort to attend meetings of the Board, meetings of any Board Committees on which such director serves, and annual meetings of stockholders. The board of directors held one meeting during the fiscal year ended December 31, 2019. The board of directors currently has an Audit Committee, a Compensation Committee and a Nominating Committee. During 2019, the Audit Committee held four meetings, the Compensation Committee held no meetings, and the Nominating Committee held no meetings. Also during 2019, the board of directors held two “executive session” meetings. Of our incumbent directors, during 2019, all attended no fewer than 75 percent of (i) the total number of meetings of the board of directors (including consents to action in lieu of a meeting) held during the period for which he has been a director, and (ii) the total number of meetings held by all committees of the Board on which he served during the periods that he served. All of our incumbent directors attended the 2018 Annual Meeting of Stockholders.

Stockholder Communications with Directors

Any stockholder desiring to contact the Board, or any specific director(s), may send written communications to: Board of Directors (Attention: (Name(s) of director(s), as applicable)), c/o President, 5151 Mitchelldale Street, Suite A2, Houston, Texas 77092. Any communication so received will be processed and conveyed to the member(s) of the Board named in the communication or to the Board, as appropriate, except for junk mail, mass mailings, product or service complaints or inquiries, job inquiries, surveys, business solicitations or advertisements, or patently offensive or otherwise inappropriate material.

Director Independence

We currently have one independent director on our Board, Jerry Bratton. The definition of “independent” used herein is arbitrarily based on the independence standards of The NASDAQ Stock Market LLC. The Board performed a review to determine the independence of Jerry Bratton and made a subjective determination as to each of these directors that no transactions, relationships or arrangements exist that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director of Spine Injury Solutions, Inc. In making these determinations, the Board reviewed information provided by these directors with regard to each individual’s business and personal activities as they may relate to us and our management.

Board Leadership Structure and Role in Risk Oversight

Our Board is currently composed of four directors, with William F. Donovan, M.D. carrying the title of “Chairman” of the Board. In addition to serving on the Board, Dr. Donovan also currently serves as President and Chief Executive Officer. Accordingly, there is often little separation in Dr. Donovan’s role as principal executive officer and his role as Chairman. To mitigate any apparent conflicts this may create, we have chosen to maintain a board of directors that includes independent directors. Currently, one of our four directors is independent. We believe having independent directors allows the Board to better oversee and manage risk. Although we presently have only one independent director, historically, none of our independent directors have held the title of “lead” independent director, and accordingly, all of our independent directors have had an equal role in the leadership of the Board. We believe that our overall leadership structure is appropriate based on our current size.

As a part of its oversight function, the board of directors monitors how management operates the company. Risk is an important part of deliberations at the Board and committee level throughout the year. Committees consider risks associated with their particular areas of responsibility. The board of directors as a whole considers risks affecting us. The Board and its committees consider, among other things, the relevant risks to the company when granting authority to management and approving business strategies. Through this risk oversight process, the Board reserves the right to make changes to our leadership structure in the future if it deems such changes are appropriate and in the best interest of our stockholders.

Audit Committee

We maintain a separately-designated standing audit committee. The Audit Committee currently consists of Peter Dalrymple and Jerry Bratton. Although the Charter of the Audit Committee provides for a majority of the Audit Committee to be independent, presently only Mr. Bratton is independent. A majority of the Audit Committee has not been independent since August 2017. We anticipate that the Audit Committee will continue to not have a majority of independent members until we appoint or elect an additional independent member of the Board who can join the Audit Committee. If we are unable to appoint or elect an additional independent member of the Board, we will consider amending the Charter of the Audit Committee.

Mr. Bratton is the Chairman of the Audit Committee, and the board of directors has determined that he is an audit committee financial expert as defined in Item 5(d)(5) of Regulation S-K. The primary purpose of the Audit Committee is to oversee our accounting and financial reporting processes and audits of our financial statements on behalf of the board of directors. The Audit Committee meets privately with our management and with our independent registered public accounting firm and evaluates the responses by our management both to the facts presented and to the judgments made by our outside independent registered public accounting firm. Our Audit Committee has reviewed and discussed our audited financial statements for the year ended December 31, 2019 with our management.

In January 2011, our Board adopted a charter for the Audit Committee. A copy of the Charter of the Audit Committee can be found in our website at www.spineinjurysolutions.com. The Charter establishes the independence of our Audit Committee and sets forth the scope of the Audit Committee’s duties. A majority of the members of the Audit Committee will be independent. The Audit Committee is objective, and reviews and assesses the work of our independent registered public accounting firm and our internal accounting.

Report of the Audit Committee

The Audit Committee has reviewed and discussed with management the audited financial statements of Spine Injury Solutions, Inc. for the fiscal year ended December 31, 2019. The Audit Committee has discussed with Ham, Langston & Brezina, LLP, our independent auditors (“HLB”), the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Audit Committee has received the written disclosures and the letter from HLB required by applicable requirements of the Public Company Accounting Oversight Board regarding HLB’s communications with the Audit Committee concerning independence, and has discussed with HLB the independence of HLB.

Based on the review and discussions referred to in the paragraph above, the Audit Committee recommended to the board of directors that the audited financial statements be included in our annual report on Form 10-K for the fiscal year ended December 31, 2019. This report is furnished by the current members of the Audit Committee of our board of directors, whose members are:

Jerry Bratton (Chairman of the Audit Committee); and

Peter L. Dalrymple

All information within this “Audit Committee” section of the proxy statement, including but not limited to the Report of the Audit Committee, shall not be deemed to be “soliciting material,” or to be “filed” with the SEC or subject to Regulation 14A or 14C (17 CFR 240.14a-1 through 240.14b-2 or 240.14c-1 through 240.14c-101) or to the liabilities of section 18 of the Exchange Act. Such information will not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act.

Compensation Committee

We have a Compensation Committee whose members are Jerry Bratton and Peter Dalrymple. Our Compensation Committee does not currently have a written charter. Our Compensation Committee makes recommendations to the board of directors as to employee benefit programs and officer, director and employee compensation. The primary objectives of our executive compensation programs are to: (1) attract, retain and motivate skilled and knowledgeable individuals; (2) ensure that compensation is aligned with our corporate strategies and business objectives; (3) promote the achievement of key strategic and financial performance measures by linking short-term and long-term cash and equity incentives to the achievement of measurable corporate and individual performance goals; and (4) align executives’ and directors’ incentives with the creation of stockholder value. To achieve these objectives, our Compensation Committee evaluates our executive compensation program with the objective of setting compensation at levels it believes will allow us to attract and retain qualified executives and directors. The Compensation Committee will take under consideration recommendations from executive officers and directors regarding its executive compensation program. The Compensation Committee also has the authority to obtain advice and assistance from external advisors, including compensation consultants, although the Compensation Committee did not elect to retain a compensation consultant to assist with determining executive compensation during the present fiscal year.

Nominating Committee

We have a Nominating Committee whose members are Jerry Bratton and Peter Dalrymple. The Nominating Committee’s primary duties are to identify, evaluate and recommend to the Board nominees for director. See “Procedures for Director Nominations” below for the criteria it uses to evaluate nominee candidates. Based on our size, the Nominating Committee does not yet have a written charter and does not have a written policy with regard to the consideration of any director candidates recommended by stockholders. The Nominating Committee will, however, consider written nominations of candidates for election to the Board properly submitted by stockholders. For information regarding the procedures for stockholder nominations to the Board, see “Procedures for Director Nominations” below.

Procedures for Director Nominations

Members of the Board are expected to collectively possess a broad range of skills, industry and other knowledge and expertise, and business and other experience useful for the effective oversight of our business. All candidates must meet the minimum qualifications and other criteria established from time to time by the Board and the Nominating Committee. In considering possible candidates for election as director, the Board and Nominating Committee are guided by the following standards:

(1)	Each director should be an individual of the highest character and integrity;

(2)	Each director should have substantial experience that is of particular relevance to us;

(3)	Each director should have sufficient time available to devote to the affairs of the company; and

(4)	Each director should represent the best interests of the stockholders as a whole.

We also consider the following criteria, among others, in our selection of directors:

(1)	Medical, technical, scientific, academic, financial and other expertise, skills, knowledge and achievements useful to the oversight of our business;

(2)	Diversity of viewpoints, backgrounds, experiences and other demographics; and

(3)

The extent to which the interplay of the candidate’s expertise, skills, knowledge and experience with that of other Board members will build a Board that is effective, collegial and responsive to the needs of the company.

The Nominating Committee evaluates suggestions concerning possible candidates for election to the Board submitted to us, including those submitted by Board members (including self-nominations) and stockholders. All candidates, including those submitted by stockholders, will be similarly evaluated by the Nominating Committee using the Board membership criteria described above and in accordance with applicable procedures, including such procedures prescribed by the SEC. Once candidates have been identified, the Nominating Committee will determine whether such candidates meet our qualifications for director nominees and select and recommend nominees to the Board accordingly.

As noted above, the Nominating Committee will consider qualified director nominees recommended by stockholders when such recommendations are submitted in accordance with applicable SEC requirements and any other applicable law, rule or regulation regarding director nominations. When submitting a nomination to us for consideration, a stockholder must provide certain information that would be required under applicable SEC rules, including the following minimum information for each director nominee: full name and address; age; principal occupation during the past five years; current directorships on publicly held companies and registered investment companies; and number of shares of our common stock owned, if any. No candidates for director nominations were submitted to the Board by any stockholder in connection with this year’s Annual Meeting.

COMPENSATION DISCUSSION

The following table provides summary information for the years 2019 and 2018 concerning cash and non-cash compensation paid or accrued to or on behalf of certain executive officers (“named executive officers”).

Summary Executive Compensation Table

Name and Principal Position		Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compen- sation ($)	Change in Pension Value and Nonqualified Deferred Compen- sation ($)	All Other Compen-sation ($)	Total ($)
William Donovan, M.D.	2019	27,692	-	-	-	-	-	-	27,692
CEO and President	2018	120,000	-	-	-	-	-	-	120,000

John Bergeron	2019	110,000	-	-	-	-	-	-	110,000
CFO	2018	110,000	-	-	-	-	-	-	110,000

Jeffery Cronk, D.C (1)	2019	-	-	-	-	-	-	-	-
COO	2018	15,000	-	-	-	-	-	-	15,000

(1)	On September 11, 2018, Dr. Cronk resigned as Chief Operating Officer for personal reasons but remained on our board. He resigned from our board in August 2020.

Employment Agreements

On September 16, 2017, our employment agreement with William F. Donovan, M.D. expired.  Since that time, he has worked for us on an at-will basis and during 2018 received an annual salary of $120,000. Dr. Donovan’s pay was stopped in March 2019 resulting in compensation of $27,692 for the year ended December 31, 2019.

On November 30, 2014, our employment agreement with John Bergeron expired.  Since that time, he has worked for us on an at-will basis and presently receives an annual salary of $110,000.

Outstanding Equity Awards at Fiscal Year End

There are no equity awards outstanding at December 31, 2019.

Compensation of Directors

Currently, Board members are not compensated for attending meetings nor do they receive any other form of compensation in their capacity as members of the Board.  We anticipate the Board may revisit the issue of Board member compensation at a later date.

Compensation Policies and Practices as they Relate to Risk Management

We attempt to make our compensation programs discretionary, balanced and focused on the long term.  We believe goals and objectives of our compensation programs reflect a balanced mix of quantitative and qualitative performance measures to avoid excessive weight on a single performance measure. Our approach to compensation practices and policies applicable to employees and consultants is consistent with that followed for its executives.  Based on these factors, we believe that our compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on us.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own beneficially more than ten percent of our common stock, to file reports of ownership and changes of ownership with the Securities and Exchange Commission. Based solely upon a review of Forms 3, 4 and 5 furnished to us during the fiscal year ended December 31, 2019, we believe that the directors, executive officers, and greater than ten percent beneficial owners have complied with all applicable filing requirements during the fiscal year ended December 31, 2019.

Related Person Transactions

We have an agreement with Northshore Orthopedics, Assoc. (“NSO”), which is 100% owned by our Chief Executive Officer, William Donovan, M.D., to provide medical services as our independent contractor. As of December 31, 2019 and 2018, we had balances payable to NSO of $0 and $4,967 respectively. This outstanding payable is non-interest bearing, due on demand and does not follow any specific repayment schedule. We do not directly pay Dr. Donovan (in his individual capacity as a physician) any fees in connection with NSO. However, Dr. Donovan is the sole owner of NSO, and we pay NSO under the terms of our agreement.

On August 29, 2012, we issued Peter Dalrymple, a member of our board of directors, a secured promissory note, which was amended in September 2014, August 2016, September 2017 and September 2018. We paid off this note in September 2019. We will continue to provide collateral to Mr. Dalrymple in an amount of $3,000,000 in our gross accounts receivable to secure payment of his obligations in connection with the line of credit with Wells Fargo described below. As of December 31, 2019 and 2018, the note had a principle balance of $0 and $90,000, respectively. During 2019, we made a total of $90,000 in principal payments and a total of $3,032 in interest payments on this note.

On September 3, 2014, we entered into a $2,000,000 revolving line of credit agreement with Wells Fargo Bank, N.A. Outstanding principal on the line of credit bears interest at the 30-day London Interbank Offered Rate (“LIBOR”) plus 2%, resulting in an effective rate of 3.97% at December 31, 2019. In September 2017, the line of credit agreement was amended, whereby the outstanding principle was due and payable in full on August 31, 2018 and the maximum amount we can borrow under the line of credit is $1,750,000. On September 7, 2018 we entered into an Amended and Restated Revolving Line of Credit Note to extend our revolving line of credit facility, whereby the outstanding principal was due and payable in full on August 31, 2019. On September 30, 2019 the credit line was amended into a one-year term loan precluding any additional draws on the note, but all other terms of the loan remain the same. The term loan also remains guaranteed by Peter L. Dalrymple, a member of our board of directors, and is secured by a first lien interest in certain of his assets. As of December 31, 2019 and 2018, outstanding borrowings under the line of credit totaled $1,070,000 and $1,565,000, respectively. During the years ended December 31, 2019 and 2018 we made interest payments in the amount of $61,808 and $56,635, respectively, on this term loan. As of March 30, 2020, the term loan has an outstanding balance of $865,000.

On August 31, 2020, Peter L. Dalrymple, a member of our board of directors, paid off in full the $610,000 principal balance of our term loan promissory note with Wells Fargo Bank, which note was due and payable on that same date. The term loan note (which was converted from a line of credit facility) had been guaranteed by Mr. Dalrymple and secured by a first lien interest in certain of his assets. As consideration for paying off the principal balance of the Wells Fargo note on our behalf, on August 31, 2020, we issued Mr. Dalrymple a $610,000 one-year secured promissory note, which note bears interest at a rate of 6% per annum, with monthly payments of interest only due until maturity when all unpaid interest and principal is due. This note is secured by collateral that includes all of our accounts receivable and a pledge of the stock of Quad Video Halo, Inc., our wholly-owned subsidiary.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information, as of December 2, 2020, concerning, except as indicated by the footnotes below, (i) each person whom we know beneficially owns more than 5% of our common stock, (ii) each of our directors, (iii) each of our named executive officers, (iv) all of our directors and executive officers as a group, and (v) each of our nominees for election to the board of directors.  We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws. Applicable percentage ownership is based on 20,240,882 shares of common stock outstanding at December 2, 2020. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of common stock subject to stock options or warrants held by that person that are currently exercisable or exercisable within 60 days of December 2, 2020. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Unless otherwise noted, stock options and warrants referenced in the footnotes below are currently fully vested and exercisable.

Name and Address of Beneficial Owner	Number of Common Shares Beneficially Owned		Percent of Class
William F. Donovan, M.D. (1)	3,872,427	(2)	19.13%
John Bergeron (1)	160,000		0.79%
Jerry Bratton (1)	1,556,100	(3)	7.69%
Peter L. Dalrymple (1)	2,987,276	(4)	14.76%
All Directors and named executive officers as a group (4 persons)	8,660,803		42.79%

(1)	The named individual is one of our executive officers or directors. His address is c/o Spine Injury Solutions, Inc., 5151 Mitchelldale, Suite A2, Houston, Texas 77092

(2)

Includes 557,486 shares of common stock held indirectly through NorthShore Orthopedics, Assoc. (of which Dr. Donovan is the sole shareholder and has voting and investment authority) and 3,314,941 shares held directly by Dr. Donovan.

(3)

Includes 1,556,100 shares of common stock held by Mr. Bratton, of which Mr. Bratton has sole voting and investment authority of 320,000 shares and shared voting and investment authority with his spouse of 1,236,100 shares.

(4)

Includes (a) securities held individually by Peter L. Dalrymple, including (i) 1,000,000 shares of common stock; and (b) 1,987,276 shares of common stock held by LPD Investments Ltd. (“LPD”).  Mr. Dalrymple is General Partner of LPD and has voting and investment authority over shares held by it. He is also a Limited Partner of LPD with the other Limited Partners being his wife and three trusts, of which he is trustee and his children are beneficiaries.

Securities Authorized for Issuance under Equity Compensation Plans

The following table summarizes our equity compensation plan information as of December 31, 2019:

Plan Category	(a) Common Shares to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		(b) Weighted-average Exercise Price of Outstanding Options, Warrants and Rights ($)	(c) Common Shares Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by our stockholders	--		--	--
Equity compensation plans not approved by security holders	20,000	(1)	0.40	--
Total	20,000		0.40	--

(1)	Consists of common shares to be issued upon exercise of outstanding stock options.

PROPOSAL 2 – RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The board of directors has selected Ham, Langston & Brezina, LLP as our independent registered public accounting firm for the current fiscal year. Ham, Langston & Brezina, LLP has served as our independent registered public accounting firm continuously since September 2010. The board of directors wishes to obtain from the stockholders a ratification of the Board’s action in selecting Ham, Langston & Brezina, LLP for the fiscal year ending December 31, 2020. Such ratification requires the affirmative vote of a majority of the shares of common stock present or represented by proxy and entitled to vote at the Annual Meeting. We do not anticipate a representative from Ham, Langston & Brezina, LLP to be present at the meeting.

Although not required by law or otherwise, the selection is being submitted to the stockholders for their approval as a matter of good corporate practice. In the event the selection of Ham, Langston & Brezina, LLP as our independent registered public accounting firm is not ratified by the stockholders, the adverse vote will be considered as a direction to the board of directors to reconsider whether or not to retain that firm as independent registered public accounting firm for the fiscal year ending December 31, 2020. Even if the selection is ratified, the board of directors in its discretion may direct the selection of a different independent accounting firm at any time during or after the year if it determines that such a change would be in the best interests of us and our stockholders.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION OF THE SELECTION OF HAM, LANGSTON & BREZINA, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2020.

 Disclosure about Fees

The following table sets forth the fees paid or accrued by us for the audit and other services provided or to be provided by our principal independent accountants during the years ended December 31, 2019 and 2018.

	2019	2018
Audit Fees(1)	$54,000	$56,000
Audit Related Fees(2)	-	-
Tax Fees(3)	-	-
Total Fees	$54,000	$56,000

(1)

Audit Fees: This category represents the aggregate fees billed for professional services rendered by the principal independent accountant for the audit of our annual financial statements and review of financial statements included in our Form 10-Q and services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years.

(2)

Audit Related Fees: This category consists of the aggregate fees billed for assurance and related services by the principal independent accountant that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.”

(3)	Tax Fees: This category consists of the aggregate fees billed for professional services rendered by the principal independent accountant for tax compliance, tax advice, and tax planning.

Pre-Approval of Audit and Non-Audit Services

All above audit services, audit-related services and tax services, for the fiscal years ended December 31, 2019 and 2018, were pre-approved by our Audit Committee, which concluded that the provision of such services was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions. The Audit Committee’s outside auditor independence policy provides for pre-approval of all services performed by the outside auditors.

PROPOSAL 3 – APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK

Our certificate of incorporation, as amended, currently authorizes a total of 50,000,000 shares of common stock, par value $0.001. The board of directors has approved, subject to approval by our stockholders, an amendment to the certificate of incorporation to increase our authorized common stock by 200,000,000 shares. The amendment is reflected in the form of certificate of amendment to certificate of incorporation which is annexed to this proxy statement as Exhibit A.1 If the amendment to the certificate of incorporation described in this proposal is approved, we will have a total of 250,000,000 authorized shares of common stock, par value $0.001.

The primary purpose of increasing the authorized number of shares of common stock is to increase the number of shares available for merger and acquisition opportunities. We are actively pursuing a merger or other business combination transaction with a private company where it becomes the controlling company. We presently believe this is the best course of action to preserve and create value for our stockholders. There are not, however, any agreements or arrangements presently in place for such a transaction. Other purposes of increasing the authorized number shares of common stock include general corporate purposes, such as capital raising. The board of directors has made no decisions or commitments with respect to the use of the requested shares of common stock. We believe that the adoption of Proposal 3 will provide us with increased flexibility and permit us to take advantage of opportunities as they arise.

We currently have 20,240,882 shares of common stock outstanding, leaving only approximately 29.8 million shares for future issuances if this Proposal 3 is not approved.

The issuances of a substantial number or our equity securities will result in dilution or the potential for dilution to our current stockholders. Adoption of this Proposal 3 will increase this risk. We believe, however, that pursuing merger and acquisition opportunities is instrumental to our future success. Accordingly, the increase in our authorized common stock represented by this Proposal 3 is necessary to ensure we will be able to continue to fund strategic acquisitions if and when they become available. If this proposal is not approved, our ability to pursue merger and acquisition opportunities could be adversely affected. For all the foregoing reasons, we believe that Proposal 3 is in the best interests of the company and our stockholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZE SHARES OF COMMON STOCK.

 PROPOSAL 4 – APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO AUTHORIZE THE ISSUANCE OF SHARES OF PREFERRED STOCK

Our certificate of incorporation, as amended, currently does not authorizes any shares of preferred stock.  The board of directors has approved, subject to approval by our stockholders, an amendment to the certificate of incorporation to create a class of preferred stock consisting of 10,000,000 shares, which shares may be designated and issued in one or more series with rights, preferences and privileges determined by the board of directors.  Such proposed class of preferred stock is reflected in the form of certificate of amendment to certificate of incorporation which is annexed to this proxy statement as Exhibit A (see footnote “(1)” below).  If the amendment to the certificate of incorporation is approved, we will have a total of 10,000,000 authorized shares of preferred stock, par value $0.001.

We cannot state or estimate at the present time the terms of the preferred stock we propose be authorized because the board of directors does not contemplate any designation and issuance of such preferred stock in the near future, although the Board will not seek further authorization by the stockholders in the event there is a designation and issuance of such preferred stock by the Board.

The terms of the preferred stock to be authorized, including dividend rates, conversion rights, voting rights, redemption prices, maturity dates, designations, preferences, limitations, restrictions and other similar matters will be determined by the Board at a later date, without the vote or approval of the stockholders. Any future issuance of the preferred stock to be authorized could, depending on the circumstances, reduce total stockholder equity, have a dilutive effect on earnings per share, reduce the voting power of currently issued and outstanding shares of common stock, and have other similar dilutive effects on the currently issued and outstanding shares of common stock.  Such preferred stock will only be designated and issued upon a determination by the Board that a proposed designation and issuance is in the best interests of the company and its stockholders.

The purpose of authorizing the shares of preferred stock is to make an additional class of shares apart from the shares of common stock available for issuance should the Board ever deem such an issuance to be advisable. The Board believes that the availability of authorized but unissued shares of preferred stock can be of considerable value by providing an alternative form of consideration in connection with the raising of capital or the acquisition of other businesses through the issuance of our securities, the terms and characteristics of which can be determined by the Board at the time of the actual issuance based on market conditions and to meet other circumstances existing at such time. As described above in the description under Proposal 3, we are actively pursuing a merger or other business combination transaction with a private company where it becomes the controlling company. Having preferred stock available gives us another form of capital stock available for potential merger and acquisition opportunities.

The shares of preferred stock to be authorized could also be used to implement a stockholder rights plan, or issued in order to defeat a hostile takeover attempt. Any such stockholder rights plan would likely contain provisions that would allow our stockholders (other than an acquiring person who has not been approved by board of directors) to obtain either our shares or shares of the acquiring person at a substantial discount from the market price of such shares. In addition, if we were to become the target of a hostile takeover attempt, we could try to prevent the takeover by issuing shares of preferred stock, the effect of which would be to reduce the voting power of the then issued and outstanding shares of common stock and increase the cost of the takeover. The adoption of a stockholder rights plan or the issuance of shares of preferred stock could make it more difficult for any person to obtain control of the company through a merger, tender offer, proxy contest or other means, which could potentially inhibit stockholders from realizing a higher share price for their stock than that which would be available in the public markets. The board of directors believes, however, that such measures would have the effect of (i) deterring transactions in our common stock that could lead to a “creeping” takeover without the payment of a control premium, (ii) encouraging prospective acquirers to negotiate with the Board and (iii) maximizing stockholder value in the event of a sale of the company.  The Board has no knowledge of any current, threatened or contemplated attempt to take over the control of the company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO AUTHORIZE THE ISSUANCE OF SHARES OF PREFERRED STOCK.

PROPOSAL 5 – REVERSE STOCK SPLIT OF OUR OUTSTANDING COMMON STOCK

IN A RATIO OF BETWEEN ONE-FOR-TWO AND ONE-FOR-1,000

The board of directors has approved, subject to approval by our stockholders, effecting a reverse stock split of all of our outstanding common stock at a ratio of between one-for-two and one-for-1,000 (the “Exchange Ratio”), with our Board having the sole discretion as to whether or not the reverse split is to be effected, and with the exact Exchange Ratio of any reverse split to be set at a whole number within the above range as determined by our Board in its sole discretion (the “Reverse Stock Split”). Our Board will have sole discretion to elect, at any time before the earlier of (a) January 19, 2022, and (b) the date of our next annual meeting of stockholders, as it determines to be in our best interest, whether or not to effect the Reverse Stock Split, and, if so, at what Exchange Ratio.

The determination as to whether to effect the Reverse Stock Split, and which Exchange Ratio will apply, will be based upon those market or business factors deemed relevant by the board of directors at that time, including, but not limited to:

●	listing standards under any national securities exchange to which we are subject, if any;
●	existing and expected marketability and liquidity of our common stock;
●	prevailing stock market conditions;
●	the historical trading price and trading volume of our common stock;
●	the then prevailing trading price and trading volume of our common stock and the anticipated impact of the reverse split on the trading market for our common stock;
●	the anticipated impact of the reverse split on our ability to raise additional financing;
●	business developments affecting us;
●	our actual or forecasted results of operations; and
●	the likely effect on the market price of our common stock.

If our Board determines that effecting the Reverse Stock Split is in our best interest, the Reverse Stock Split will become effective upon the filing of an amendment to our certificate of incorporation with the Secretary of State of the State of Delaware. The form of the proposed amendment to our certificate of incorporation to affect the Reverse Stock Split is attached to this proxy statement as Exhibit B (the “Amendment”). The Amendment filed thereby will set forth the number of shares to be combined into one share of our common stock within the limits set forth above, but will not have any effect on the number of shares of common stock or preferred stock then authorized, the ability of our board of directors to designate preferred stock, the par value of our common or preferred stock, or any series of preferred stock previously authorized (except to the extent such Reverse Stock Split adjusts the conversion ratio of such preferred stock, provided that no shares of our preferred stock are currently outstanding). The form of Amendment attached hereto shall be subject to technical, administrative or similar changes and modifications as determined in the discretion of our officers, to the extent required to comply with Delaware law or affect the timing of the Reverse Stock Split, to the extent such changes and modifications do not individually or in the aggregate, adversely affect the rights of our stockholders.

Purpose of the Reverse Stock Split

We believe that the increased market price of our common stock expected as a result of implementing the Reverse Stock Split may improve the marketability and liquidity of our common stock and encourage interest and trading in our common stock. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. Although it should be noted that the liquidity of our common stock may be harmed by the Reverse Stock Split given the reduced number of shares that would be outstanding after the Reverse Stock Split, our board of directors is hopeful that the anticipated higher market price will offset, to some extent, the negative effects on the liquidity and marketability of our common stock inherent in some of the policies and practices of institutional investors and brokerage houses described above.

Board Discretion to Implement the Reverse Stock Split

The Reverse Stock Split will be affected, if at all, only upon a determination by the board of directors that the Reverse Stock Split is in the best interests of the company and our stockholders. The board of directors’ determination as to whether the Reverse Stock Split will be effected and, if so, at which Exchange Ratio, will be based upon certain factors, including existing and expected marketability and liquidity of our common stock, prevailing stock market conditions, business developments affecting us, actual or forecasted results of operations and the likely effect on the market price of our common stock. If the Board does not act to implement the Reverse Stock Split prior to the earlier of (a) January 19, 2022; and (b) the date of our next annual meeting of stockholders, the authorization for the Reverse Stock Split will be deemed withdrawn.

Effect of the Reverse Stock Split

If implemented by the board of directors, as of the effective time of the Amendment, each issued and outstanding share of our common stock would immediately and automatically be reclassified and reduced into a fewer number of shares of our common stock, depending upon the Exchange Ratio selected by the board of directors, which could range between one-for-two and one-for-1,000, provided that all fractional shares as a result of the split shall be automatically rounded up to the next whole share on a per stockholder basis.

Except to the extent that the Reverse Stock Split would result in any stockholder receiving an additional whole share of common stock in connection with the rounding of fractional shares or any dilution to other stockholder in connection therewith, as described below, the Reverse Stock Split will not:

●	affect any stockholder’s percentage ownership interest in us;
●	affect any stockholder’s proportionate voting power;
●	substantially affect the voting rights or other privileges of any stockholder; or
●	alter the relative rights of stockholders, warrant holders or holders of equity compensation plan awards and options.

Depending upon the Exchange Ratio selected by the board of directors, the principal effects of the Reverse Stock Split are:

●	the number of shares of common stock issued and outstanding will be reduced by a factor ranging between two and 1,000; and
●

the per share exercise price will be increased by a factor between two and 1,000, and the number of shares issuable upon exercise shall be decreased by the same factor, for all outstanding options, warrants and other convertible or exercisable equity instruments entitling the holders to purchase shares of our common stock.

The following table contains approximate information relating to our common stock, our outstanding warrants and the amount outstanding under the Plan, under various exchange ratio options:*

	Pre-Reverse Split	1 for 2	1 for 100	1 for 1,000
Authorized Common Stock	50,000,000	50,000,000	50,000,000	50,000,000
Outstanding Common Stock	20,240,882	10,120,441	202,409	20,241
Reserved for issuance in connection with the exercise of outstanding warrants to purchase shares of common stock	0	0	0	0
Reserved for issuance in connection with the exercise of outstanding options to purchase shares of common stock	20,000	10,000	200	20
Total Outstanding and Reserved Shares	20,260,882	10,130,441	202,609	20,261
Shares available for future issuance	29,739,118	39,869,559	49,797,391	49,979,739

* Does not take into account the rounding of fractional shares described below under “Fractional Shares.”

If the Reverse Stock Split is implemented, the Amendment will not reduce the number of shares of our common stock or preferred stock authorized under our certificate of incorporation, as amended, the right of our board of directors to designate preferred stock, the par value of our common or preferred stock, or otherwise effect our designated series of preferred stock (of which no shares are outstanding).

Our common stock is currently registered under Section 12(g) of the Exchange Act, and we are subject to the periodic reporting and other requirements thereof. We presently do not have any intent to seek any change in our status as a reporting company under the Exchange Act either before or after the Reverse Stock Split, if implemented, and the Reverse Stock Split, if implemented, will not result in a going private transaction.

Additionally, as of the date of this proxy statement, we do not have any current plans, agreements, or understandings with respect to the authorized shares that will become available for issuance after the Reverse Stock Split has been implemented.

Fractional Shares

Stockholders will not receive fractional shares in connection with the Reverse Stock Split. Instead, stockholders otherwise entitled to fractional shares will receive an additional whole share of our common stock. For example, if the board of directors’ effects a one-for-five split, and you held four shares of our common stock immediately prior to the effective date of the Amendment, you would hold one share of our common stock following the Reverse Stock Split.

Effective Time and Implementation of the Reverse Stock Split

The effective time for the Reverse Stock Split will be the date on which we file the Amendment with the office of the Secretary of State of the State of Delaware or such later date and time as specified in the Amendment, provided that the effective date must occur prior to the earlier of (a) January 19, 2022; and (b) the date of our next annual meeting of stockholders.

As soon as practicable after the effective date, stockholders will be notified that the reverse split has been affected. Our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s). Stockholders should not destroy any stock certificate and should not submit any certificates until requested to do so.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL THE REVERSE SPLIT IS EFFECTIVE, IF AT ALL.

Accounting Matters

The Reverse Stock Split will not affect the par value of our common stock ($0.001 per share). However, at the effective time of the Reverse Stock Split, the stated capital attributable to common stock on our balance sheet will be reduced proportionately based on the Exchange Ratio (including a retroactive adjustment of prior periods), and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. Reported per share net income or loss would be expected to be proportionally higher because there will be fewer shares of our common stock outstanding.

No Appraisal Rights

Under Delaware Law, our stockholders are not entitled to appraisal rights with respect to the Reverse Stock Split.

Certain Risks Associated with the Reverse Stock Split

●

The price per share of our common stock after the Reverse Stock Split may not reflect the Exchange Ratio implemented by the board of directors and the price per share following the effective time of the Reverse Stock Split may not be maintained for any period of time following the Reverse Stock Split. Accordingly, the total market capitalization of our common stock following a Reverse Stock Split may be lower than before the Reverse Stock Split.

●

Effecting the Reverse Stock Split may not attract institutional or other potential investors, or result in a sustained market price that is high enough to overcome the investor policies and practices, and other issues relating to investing in lower priced stock described in “Purpose of the Reverse Stock Split” above.

●	The trading liquidity of our common stock could be adversely affected by the reduced number of shares outstanding after the Reverse Stock Split.

●

If a Reverse Stock Split is implemented by the board of directors, some stockholders may consequently own less than 100 shares of our common stock. A purchase or sale of less than 100 shares (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own fewer than 100 shares following the Reverse Stock Split may be required to pay higher transaction costs if they should then determine to sell their shares of our common stock.

●

A stockholder who receives a “round up” from a fractional share to a whole share, as discussed above, may have a tax event based on the value of the “rounded up” share. We believe such tax event will be minimal or insignificant for most stockholders.

Potential Anti-Takeover Effect

The increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of our Board or contemplating a tender offer or other transaction for our combination with another company). However, the Reverse Stock Split was not approved in response to any effort of which we are aware to accumulate shares of our common stock or obtain control of us, nor is it part of a plan by management to recommend a series of similar amendments to our Board and stockholders.

Federal Income Tax Consequences of the Reverse Stock Split

A summary of the federal income tax consequences of the Reverse Stock Split to individual stockholders is set forth below. It is based upon present federal income tax law, which is subject to change, possibly with retroactive effect. The discussion is not intended to be, nor should it be relied on as, a comprehensive analysis of the tax issues arising from or relating to the Reverse Stock Split. In addition, we have not requested and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the Reverse Stock Split. Accordingly, stockholders are advised to consult their own tax advisors for more detailed information regarding the effects of the Reverse Stock Split on them under applicable federal, state, local and foreign income tax laws.

●

We believe that the Reverse Stock Split will be a tax-free recapitalization for federal income tax purposes. Accordingly, a stockholder will generally not recognize any gain or loss as a result of the receipt of the post-reverse split common stock pursuant to the Reverse Stock Split. However, a stockholder who receives a “round up” from a fractional share to a whole share may have a tax event based on the value of the “rounded up” share provided to the stockholder. We believe such tax event will be minimal or insignificant for most stockholders.

●

The shares of post-reverse split common stock in the hands of a stockholder will have an aggregate basis for computing gain or loss equal to the aggregate basis of the shares of pre-reverse split common stock held by that stockholder immediately prior to the Reverse Stock Split.

●	A stockholder’s holding period for the post-reverse split common stock will include the holding period of the pre-reverse split common stock exchanged.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO authorize our board of directors, without further stockholder approval, to effect a reverse stock split.

PROPOSAL 6 – NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION

The SEC’s proxy rules provide that not less than once every three years, all companies subject to the Securities Exchange Act of 1934 (the “Exchange Act”) must include a separate resolution subject to stockholder vote to approve the compensation of the company’s named executive officers, as disclosed in the proxy statement. This vote, commonly known as a “say-on-pay” vote, gives a company’s stockholders the opportunity to endorse or not endorse the company’s executive pay program and policies.  We are asking stockholders to approve the following resolution:

“RESOLVED, that the compensation paid to Spine Injury Solutions, Inc.’s named executive officers, as disclosed in this proxy statement pursuant to Item 402 of Regulation S–K, including the Compensation Discussion, compensation tables and narrative discussion, is hereby APPROVED.”

As provided in Section 14A of the Exchange Act, this vote will not be binding on us or our board of directors and may not be construed as overruling a decision by the Board, creating or implying any change to the fiduciary duties of the Board or any additional fiduciary duty by the Board or restricting or limiting the ability of stockholders to make proposals for inclusion in proxy materials related to executive compensation. The Compensation Committee may, however, take into account the outcome of the vote when considering future executive compensation arrangements.

At our 2017 Annual Meeting of Stockholders, the last meeting where we included a say-on-pay vote, stockholders approved the executive compensation resolution.

In voting to approve the above resolution, stockholders may vote for the resolution, against the resolution or abstain from voting. This matter will be decided by the affirmative vote of a majority of the votes cast at the Annual Meeting.  On this matter, abstentions and broker non-votes will have no effect on the voting.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RESOLUTION TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

INTERESTS OF CERTAIN PERSONS IN OPPOSITION TO
MATTERS TO BE ACTED UPON

None of the persons who have served as our executive officers or directors since the beginning of our last fiscal year, or any associates of such persons, have any substantial interest, direct or indirect, in any of the proposals set forth herein, other than elections to office.

OTHER MATTERS WHICH MAY BE PRESENTED FOR ACTION AT THE MEETING

The board of directors does not intend to present for action at this Annual Meeting any matter other than those specifically set forth in the Notice of Annual Meeting. If any other matter is properly presented for action at the Annual Meeting, it is the intention of persons named in the proxy to vote thereon in accordance with their judgment pursuant to the discretionary authority conferred by the proxy.

PROPOSALS FOR NEXT ANNUAL MEETING

Under SEC regulations, any stockholder desiring to make a proposal pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, to be acted upon at the next annual meeting of stockholders must present the proposal to us at our principal executive offices at 5151 Mitchelldale Street, Suite A2, Houston, Texas, 77092, Attn: William Donovan, M.D, by August 17, 2021 for the proposal to be eligible for inclusion in our proxy statement. Notice of a stockholder proposal submitted outside the processes of Rule 14a-8 for the next annual meeting of stockholders will be considered untimely unless received by us no later than 45 days before the date on which we first sent our proxy materials for this year’s Annual Meeting.

MISCELLANEOUS

We file annual, quarterly and current reports, proxy statements, and registration statements with the SEC. These filings are available to the public over the Internet at the SEC’s website at http://www.sec.gov. You may also read and copy any document we file with the SEC without charge at the public reference facility maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference facilities.

By Order of the Board of Directors,

William F. Donovan, M.D.
Dated: December 15, 2020	Chief Executive Officer and Chairman of the Board

Exhibit A

STATE OF DELAWARE

CERTIFICATE OF AMENDMENT TO

SECOND AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION OF

SPINE INJURY SOLUTIONS, INC.

The corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:

FIRST: That at a meeting of the Board of Directors of Spine Injury Solutions, Inc., resolutions were duly adopted setting forth a proposed amendment to the certificate of incorporation, as amended, of said corporation (the “Certificate of Incorporation”), subject to the approval for such amendment, by the stockholders of the corporation.

The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended by amending and restating article numbered “Fourth” as follows:

“FOURTH:

This Corporation is authorized to issue two classes of stock, designated “Common Stock” and “Preferred Stock.” The total number of shares of Common Stock authorized to be issued is 250,000,000 shares, $0.001 par value per share. The total number of shares of Preferred Stock authorized to be issued is 10,000,000 shares, $0.001 par value per share, all of which shall initially be undesignated Preferred Stock.

The undesignated Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized, to fix or alter the rights, preferences, privileges and restrictions of any wholly unissued series of Preferred Stock, and the number of shares constituting any such series or the designation thereof and to increase or decrease the number of shares of any such series subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall so be decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of such series.”

SECOND: That thereafter, pursuant to resolution of its Board of Directors, an annual meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

I, the undersigned, as the Secretary of the Corporation, have signed this Certificate of Amendment to Certificate of Incorporation on [ ].

William Donovan
Secretary

A-1

Exhibit B

STATE OF DELAWARE

CERTIFICATE OF AMENDMENT TO

SECOND AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION OF

SPINE INJURY SOLUTIONS, INC.

The corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:

FIRST: That at a meeting of the Board of Directors of Spine Injury Solutions, Inc., resolutions were duly adopted setting forth a proposed amendment to the certificate of incorporation, as amended, of said corporation (the “Certificate of Incorporation”), subject to the approval for such amendment, by the stockholders of the corporation.

The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended by adding the below paragraph to the end of the article numbered “Fourth”:

“Reverse Stock Split of Outstanding Common Stock

Effective as of the effective date of such Amendment as set forth below (the “Effective Time”), every [2 to 1,000, depending on the final ratio approved by the Board of Directors] shares of the Corporation’s Common Stock, issued and outstanding immediately prior to the Effective Time, or held in treasury prior to the Effective Time (collectively the “Old Capital Stock”), shall be automatically reclassified and combined into 1 share of Common Stock (the “Reverse Stock Split”). Any stock certificate that, immediately prior to the Effective Time, represented shares of Old Capital Stock will, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent the number of shares as equals the quotient obtained by dividing the number of shares of Old Capital Stock represented by such certificate immediately prior to the Effective Time by [2 to 1,000, depending on the final ratio approved by the Board of Directors], subject to any adjustments for fractional shares as set forth below; provided, however, that each person holding of record a stock certificate or certificates that represented shares of Old Capital Stock shall receive, upon surrender of such certificate or certificates, a new certificate or certificates evidencing and representing the number of shares of capital stock to which such person is entitled under the foregoing reclassification. No fractional shares of capital stock shall be issued as a result of the Reverse Stock Split. In lieu of any fractional share of capital stock to which a stockholder would otherwise be entitled, the Corporation shall issue that number of shares of capital stock as rounded up to the nearest whole share. The Reverse Stock Split shall have no effect on the number of authorized shares of capital stock, previously designated series of preferred stock or the par value thereof as set forth above in the preceding paragraphs.”

SECOND: That thereafter, pursuant to resolution of its Board of Directors, an annual meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

FOURTH: That said amendment shall be effective for all purposes as of [____________].

I, the undersigned, as the Secretary of the Corporation, have signed this Certificate of Amendment to Certificate of Incorporation on [ ].

William Donovan
Secretary

B-1

PROXY

SPINE INJURY SOLUTIONS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE

BOARD OF DIRECTORS FOR THE

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JANUARY 19, 2021

The undersigned hereby appoints William F. Donovan, M.D. and John Bergeron, and each of them as the true and lawful attorney, agent and proxy of the undersigned, with full power of substitution, to represent and to vote all shares of common stock of Spine Injury Solutions, Inc. (the “Company”) held of record by the undersigned on December 2, 2020, at the Annual Meeting of Stockholders to be held on January 19, 2021, at 10:00 a.m. (Central Time) at 5151 Mitchelldale Street, Suite A2, Houston, Texas 77092, and at any adjournments thereof. Any and all other proxies heretofore given are hereby revoked.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DESIGNATED BY THE UNDERSIGNED. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN NUMBER 1, FOR THE RATIFICATION IN NUMBER 2, for the amendment to our certificate of incorporation IN NUMBER 3, for the amendment to our certificate of incorporation IN NUMBER 4, for the authorization to effect a reverse stock split IN NUMBER 5, for the non-binding resolution in NUMBER 6, and FOR THE APPROVAL IN NUMBER 7.

1.     ELECTION OF DIRECTORS OF THE COMPANY. (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH, OR OTHERWISE STRIKE, THAT NOMINEE'S NAME IN THE LIST BELOW.)

☐	FOR all nominees listed	☐	WITHHOLD authority to
	below except as marked		vote for all nominees
	to the contrary.		below.

William F. Donovan, M.D.

John Bergeron

Jerry Bratton

Peter L. Dalrymple

2.     PROPOSAL TO RATIFY THE SELECTION OF Ham, Langston & Brezina, LLP AS THE COMPANY'S independent registered public accounting firm FOR THE FISCAL YEAR ENDING DECEMBER 31, 2020.

☐ FOR                    ☐ AGAINST                    ☐ ABSTAIN

3.     PROPOSAL TO approve the filing of an amendment to the Company’s certificate of incorporation to increase the number of authorized shares of common stock from 50,000,000 to 250,000,000.

☐ FOR                    ☐ AGAINST                    ☐ ABSTAIN

4.     PROPOSAL TO approve the filing of an amendment to the COMPANY’s certificate of incorporation to increase the number of authorized shares of preferred stock from none to 10,000,000.

☐ FOR                    ☐ AGAINST                    ☐ ABSTAIN

5.     PROPOSAL TO authorize the board of directors, without further stockholder approval, to effect a reverse stock split of all the Company’s outstanding common stock, by the filing of a certificate of amendment to the certificate of incorporation, in a ratio of between one-for-two and one-for-1,000, with the board of directors having the discretion as to whether or not the reverse split is to be effected, and with the exact exchange ratio of any reverse split to be set at a whole number within the above range as determined by the board of directors in its sole discretion, at any time before the earlier of (a) January 19, 2022; and (b) the date of our next annual meeting of stockholders.

☐ FOR                    ☐ AGAINST                    ☐ ABSTAIN

6.     PROPOSAL TO approve a non-binding advisory resolution on executive compensation.

☐ FOR                    ☐ AGAINST                    ☐ ABSTAIN

7.     IN HIS DISCRETION, THE PROXY IS AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

☐ FOR                    ☐ AGAINST                    ☐ ABSTAIN

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a partnership, please sign in partnership name by authorized person. If a corporation or other business entity, please sign in full corporate name by President or other authorized officer.

NUMBER OF	SIGNATURE:
SHARES OWNED	PRINTED NAME:
DATE:

THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED AT THE MEETING. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held January 19, 2021.

The proxy statement, form of proxy card and annual report are available at: www.spineinjurysolutions.com